                                                                   EXHIBIT 10.67


                               PURCHASE AGREEMENT


                 THIS AGREEMENT is made as of the 18th day of November, 1996, by and between DepoTech Corporation (the "Company"), a corporation organized under the laws of the State of California, with its principal offices at 10450 Science Center Drive, San Diego, California 92121 and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

                 IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                 SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to an aggregate of 1,500,000 shares of the common stock (the "Common Stock"), no par value per share (the "Shares"), of the Company.

                 SECTION 2. Agreement to Sell and Purchase the Shares. On the Closing Date (as defined in Section 3), the Company, subject to the terms of this Agreement, will sell to the Purchaser the number of Shares indicated below, and the Purchaser will buy from the Company such Shares, upon the terms and conditions hereinafter set forth, the aggregate number of such Shares (at the purchase price) shown below:

        Number of                              Price Per
       Shares to be                            Share In                           Aggregate
        Purchased                               Dollars                             Price
       ------------                             --------                          ---------
       1,500,000                               $13.50                             $20,250,000.00



                 The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Vector Securities International, Inc.

                 SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable following notification by the Securities and Exchange Commission (the "Commission") to the Company of the Commission's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company and the

Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

                 At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in Section 2 above. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
(a) receipt by the Company of New York Clearing House funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the Commission has notified the Company of the Commission's willingness to declare the Registration Statement effective on or prior to the 60th day after the date such Registration Statement was filed by the Company; and (b) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

                 SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

                 4.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to conduct its business as currently conducted.

                 4.2. Authorized Capital Stock. Except as disclosed in or contemplated by the Confidential Private Placement Memorandum dated November 1, 1996 prepared by the Company (the "Private Placement Memorandum"), the Company has authorized and outstanding capital stock as set forth in the Private Placement Memorandum; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform to the description thereof incorporated by reference in the proposed draft, dated November 1, 1996, of the Registration Statement on Form S-3, attached as Exhibit C to the Private Placement Memorandum. Except as disclosed in the Private Placement Memorandum, or as contemplated by the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, incorporated by reference in the proposed draft, dated November 1, 1996, of the Registration Statement on Form S-3 attached as Exhibit C to the Private Placement Memorandum accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                 4.3. Issuance, Sale and Delivery of the Shares. The Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof incorporated by reference in the proposed draft, dated November 1, 1996, of the Registration Statement on Form S-3 attached as Exhibit C to the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No shareholder of the Company has any right, which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, to require the Company to register the sale of any shares owned by such shareholder under the Securities Act of 1933, as amended, (the "Securities Act") in the Registration Statement. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

                 4.4. Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, power and authority to enter into the Agreements and perform the transactions contemplated hereby. The Agreements have been duly authorized, executed and delivered by the Company. The making and performance of the Agreements by the Company and the consummation of the transactions herein contemplated will not violate any provision of the articles of incorporation or bylaws, or other organizational documents, of the Company, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or its properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws applicable to the offering of the Shares. Upon their execution and delivery, and the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

                 4.5. Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements and schedules incorporated by reference in the Registration Statement, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

                 4.6. No Defaults. Except as incorporated by reference in the proposed draft, dated November 1, 1996, of the Registration Statement on Form S-3, attached as Exhibit C to the Private Placement Memorandum, and except as to defaults, violations and breaches which individually or in the aggregate would not be material to the Company, the Company is not in violation or default of any provision of its articles of incorporation or bylaws, or other organizational documents, or is not in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which constitutes an event of default on the part of the Company as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default except such defaults which individually or in the aggregate would not be material to the Company.

                 4.7. Contracts. The contracts so described in the Private Placement Memorandum or incorporated by reference therein are in full force and effect on the date hereof; and neither the Company, nor to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts except such breach or default which individually or in the aggregate would not be material to the Company.

                 4.8. No Actions. Except as disclosed in the Private Placement Memorandum or incorporated by reference therein, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company is or may be a part or of which property owned or leased by the Company is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company, and no labor disturbance by the employees of the Company exists or is imminent which might be expected to affect adversely such condition, properties, business, results of operations or prospects. The Company is not party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body administrative agency or other governmental body.

                 4.9. Properties. The Company has good and marketable title to all the properties and assets reflected as owned by it in the financial statements included in the Private Placement Memorandum or incorporated by reference therein, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Private Placement Memorandum or incorporated by reference therein, the Company owns or leases all such properties as are necessary to its operations as now conducted.

                 4.10. No Material Change. Since June 30, 1996 and except as described in or specifically contemplated by the Private Placement Memorandum,
(i) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance;
(iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company

(other than the sale of the Shares hereunder, or indebtedness material to the Company (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company.

                 4.11. Intellectual Property. Except as disclosed in or specifically contemplated by the Private Placement Memorandum, the Company believes it has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its businesses as now conducted; and the Company has no knowledge of any material infringement by it of trademark, trade name rights, patent rights, copyrights, licenses, trade secrets or other similar rights of others, and no claim has been made against the Company regarding trademark, trade name, patent, copyright, license, trade secrecy or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

                 4.12. Compliance. The Company has not been advised, and has no reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company.

                 4.13. Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of tax deficiency which has been or might be asserted or threatened against the Company which could materially adversely affect the business condition (financial or otherwise), results of operations or prospects of the Company.

                 4.14. Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

                 4.15. Investment Company. The Company is not required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                 4.16. Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the

Shares other than the Private Placement Memorandum or any amendment or Supplement thereto.

                 4.17. Insurance. Except as disclosed in the Private Placement Memorandum, the Company maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                 4.18.  Additional Information.   The Company represents and
warrants that the information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective filing dates:

                 (a) Annual Report on Form 10-K for the year ended December 31, 1995;

                 (b) Quarterly Report on Form 10-Q for the quarter ended June 30, 1996;

                 (c) the Confidential Private Placement Memorandum dated November 1, 1996 containing certain summary information relating to the sale by the Company of the Shares pursuant to the Agreements, including all addenda and exhibits thereto (other than the Appendices) (the "Private Placement Memorandum"); and

                 (d) the proposed form of Registration Statement on Form S-3 (draft dated November 1, 1996)

                 (e) all other documents, if any, filed by the Company with the Securities and Exchange Commission since December 31, 1995 pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 4.19. Legal Opinion. Prior to the Closing, Brobeck, Phleger & Harrison LLP, counsel to the Company, will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

                 4.20. Intellectual Property Opinion. Prior to the Closing, Fish & Richardson, P.C. patent counsel for the Company, will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinion shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

                 4.21. Regulatory Opinion. Prior to the Closing, Hyman, Phelps & McNamara, P.C. special regulatory advisor for the Company will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinion shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

                 4.22. Certificate. A certificate of the Company executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, to be dated the Closing Date in form and substance satisfactory to the Purchasers to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date.

                 SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the Rules and Regulations and any applicable state securities or blue sky laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement and the answers thereto are true and correct to the best knowledge of the Purchaser as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the documents included therein and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

                 (b) The Purchaser hereby covenants with the Company not to make any sale of the Shares without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

                 (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

                 SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company, and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

                 SECTION 7. Registration of the Shares; Compliance with the Securities Act.

                 7.1. Registration Procedures and Expenses. The Company shall:

                 (a) as soon as practicable, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time through the automated quotation system of The Nasdaq Stock Market or the facilities of any national securities exchange on which the Company's common stock is then traded or in privately-negotiated transactions;

                 (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 60 days after the Registration Statement is filed by the Company;

                 (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the date on which the Shares may be resold by the Purchasers without registration, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

                 (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser, provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the

                          Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

                 (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                 (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

                 7.2. Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or blue sky laws except as contemplated in the Registration Statement referred to in Section 7.1 and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

                 7.3.  Indemnification.  For the purpose of this Section 7.3:

                 (i) the term "Purchaser" shall include the Purchaser and any affiliate of such Purchaser;

                 (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                 (a) The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the rules and regulations of the Commission under the Securities Act (the "Regulations"), or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company (i) by or on behalf of the Purchaser expressly for use therein or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting sale of the Shares, the inaccuracy of any representations made by such Purchaser herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                 In addition to its other obligations under this paragraph (a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company in this Agreement or failure to perform its obligations in this Agreement, all as described in this paragraph (a), it will reimburse each Purchase on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation, to reimburse each Purchaser for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Purchaser shall promptly return it to the Company together with interest, compounded daily, determined on the basis of the Prime Rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America National Trust and Savings Association, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to a Purchaser within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Shares, the inaccuracy of any representation made by such Purchaser herein or any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this paragraph (b), each Purchaser severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any failure to comply, statement or omission, or any alleged failure to comply, statement or omission, described in this paragraph (b) which relates to written information furnished to the Company by or on behalf of any Purchaser, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with the investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Purchaser's obligations to reimburse the Company (and, to the extent applicable, each officer, director or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person) shall promptly return it to such Purchaser together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate form the date of such request. This indemnity agreement will be in addition to any liability which such Purchaser may otherwise have.

                 (c)  Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall be not liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                 (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b), (c) or (d) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of such Selling Shareholders and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (d) of this Section 7.3 any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (d) of this Section 7.3 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this paragraph (e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under paragraph (d) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3 no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this
Section 7.3 are several and not joint.

                 (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraphs (a) and (b) of this Section 7.3, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of The New York Stock Exchange, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of any arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraphs (a) and (b) of this Section 7.3 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such paragraphs (a) and (b).

                 7.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of thirty-six months from the effective date of the Registration Statement or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                 7.5. Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

                 (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K, (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits); and

                 (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares, subject to appropriate confidentiality limitations.

                 SECTION 8. Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

                 SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                 (a)      if to the Company, to:

                          DepoTech Corporation
                          10450 Science Center Drive
                          San Diego, California  92121
                          Attn:  Edward L. Erickson


                          with a copy so mailed to:

                          Brobeck, Phleger & Harrison LLP
                          550 West "C" Street, Suite 1300
                          San Diego, California  92101
                          Attn:  Faye H. Russell, Esq.


                          or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

                 (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                 SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

                 SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                 SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                 SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof and the federal law of the United States of America.

                 SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                                   DepoTech Corporation


                                                   By_________________________________
                                                     Edward L. Erickson
                                                     President and Chief Executive
                                                      Officer


Print or Type:
                                                   Name of Purchaser
                                                     (Individual or Institution):


                                                     ---------------------------------

                                                   Name of Individual representing
                                                     Purchaser (if an Institution):


                                                     ---------------------------------

                                                   Title of Individual representing
                                                     Purchaser (if an Institution):


                                                     ---------------------------------

Signature by:
                                                   Individual Purchaser or Individual
                                                     representing Purchaser:


                                                     ---------------------------------

                                                   Address:___________________________

                                                   Telephone:_________________________

                                                   Telecopier:________________________

                                                                                 Maximum Number of
                                                                                    Shares Being
Name and Address                                                                      Offered
----------------                                                                 -----------------
Abydos & Co. (1)  ...................................................                 670,000

Franklin Select Series - Small Capital Growth Fund (2)  .............                 269,100

SE Banken Fonder AB  ................................................                 200,000

The Aries Trust (3)  ................................................                 105,000

Franklin Valuemark Annuity Funds - Small Cap
Growth Fund (2)  ....................................................                  70,900

Aries Domestic Fund, L.P. (3)  ......................................                  45,000

Lawrence F. DeGeorge  ...............................................                  30,000

WPG Life Sciences Funds, L.P. (4)  ..................................                  30,000

WPG Institutional Life Sciences Fund, L.P. (4)  .....................                  20,000

Clarion Partners, LP ................................................                  16,000
  1801 E. 9th Street, Suite 510
  Cleveland, Ohio 44114

Essex Special Growth Opportunities Fund LP (5)  ......................                 12,000

Essex High Technology Fund, L.P. (5)  ...............................                   8,000

Bear Stearns Securities Corporation f.b.o. EAG
Enterprises LTD (6)  ................................................                   5,000

Bear Stearns Securities Corporation f.b.o. Pogue
Capital International Ltd. (6)  .....................................                   5,000

Clarion Offshore Fund, Ltd.  ........................................                   4,000
  c/o Citco Fund Services
  Corporate Center
  West Bay Road
  Leeward One - 2nd Floor
  P.O. Box 31106 SMB
  Grand Cayman, Cayman Islands
  British West Indies

Bear Stearns Securities Corporation f.b.o. Closefire Ltd. (6)  ......                   2,000

Bear Stearns Securities Corporation f.b.o. Hapna
Foundation (6)  .....................................................                   2,000

Bear Stearns Securities Corporation f.b.o. Charles
Kleinow (6)  ........................................................                   2,000

Bear Stearns Securities Corporation f.b.o. Niloufar
Pahlavi (6)  ........................................................                   2,000

Bear Stearns Securities Corporation f.b.o. Barbara
Tiffany (6)  ........................................................                   2,000




---------------

(1) The address for the above named entity is: 50 California Street, Suite 2700, San Francisco, California 94111.

(2) The address for the above named entities is: 777 Mariners Island Blvd., San Mateo, California 94404.

(3) The address for the above named entities is: 787 7th Avenue, New York, New York 10019.

(4) The address for the above named entities is: c/o Weiss, Peck and Greer, LLC, 1 New York Plaza, New York, New York 10004.

(5) The address for the above named entities is: 125 High Street, 29th Floor, Boston, Massachusetts 02110.

(6) The address for the above named individuals is Bear Stearns Securities Corporation, One Metrotech Center North, Brooklyn, New York 11201, Attn:
     Mr. Anthony Dejohn, Specialist - Clearing 5th Floor.

                    SUMMARY INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                       Purchase Agreement which follows)

A.       Complete the following items on BOTH Purchase Agreements:

         1.      Page 20 - Signature:

                 (i)      Name of Purchaser (Individual or Institution)

                 (ii) Name of Individual representing Purchaser (if an Institution)

                (iii) Title of Individual representing Purchaser (if an Institution)

                 (iv) Signature of Individual Purchaser or Individual representing Purchaser

         2.      Appendix I - Stock Certificate Questionnaire:

                 Provide the information requested by the Stock Certificate Questionnaire.

                 Appendix I - Registration Statement Questionnaire:

                 Provide the information requested by the Registration Statement Questionnaire.

         3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

                 Vector Securities International, Inc.
                 Suite 350
                 1751 Lake Cook Road
                 Deerfield, Illinois  60015
                 Attn:  Marina Bozilenko
                 Facsimile: (847) 940-0774

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

                 (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

                 (ii) must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

         Appendix I
                                                                    (one of two)




STOCK CERTIFICATE QUESTIONNAIRE



         Pursuant to Section 3 of the Agreement, please provide us with the following information:


1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:
                                                   _______________________

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

3.       The mailing address of the Registered Holder listed in
         response to item 1 above:
                                                     ______________________

                                                     ______________________

                                                     ______________________

                                                     ______________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

                                                      ______________________

                                                                   Appendix I
                                                                 (two of two)



                      REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

                 1. Pursuant to the "Selling Shareholders" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

                 2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

                 3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                           _____ Yes         _____ No

                 If yes, please indicate the nature of any such relationships below:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

APPENDIX II

Attention:

                     PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

                 The undersigned, [an officer of, or other person duly

authorized by] _______________________________________________
[fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on __________________
                                                                 [date]
in accordance with Registration Statement number _________________________
                                                  [fill in the number of or

__________________________________________, the Securities Act of 1933, as
otherwise identify Registration Statement]

amended, and any applicable state securities or blue sky laws and the requirement of delivering a current prospectus by the

Company has been complied with in connection with such sale.

Print or Type:

          Name of Purchaser
            (Individual or
             Institution):       ______________________

          Name of Individual
            representing
            Purchaser (if an
            Institution)         ______________________

          Title of Individual
            representing
            Purchaser (if an
            Institution):        ______________________

Signature by:

          Individual Purchaser
            or Individual repre-
            senting Purchaser:   ______________________